SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : August 26, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of January 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2002-AR2)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-01                 13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2002-AR2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of January 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital Inc., as seller, Chase Manhattan Mortgage Corporation as master servicer, Greenpoint Mortgage Funding Inc. as seller and servicer, Washington Mutual Mortgage Securities Corp. as servicer, Olympus Servicing LP as servicer and special servicer, Bank One National Association as trustee, and JPMorgan Chase Bank, as trust administrator. On August 26, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.



Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on August 26, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               JPMorgan Chase Bank, not in its individual capacity but solely as Trust Administrator under the Agreement referred to herein





Date:  August 28, 2002             By:  /s/ Andreas Auer
                                        -----------------------------------
                                        Andreas Auer
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 26, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on August 26, 2002

               CSFB Mortgage Pass-Through Certificates, Series  2002-AR2
                        Statement to Certificate Holders
                               August 26, 2002


---------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL       BEGINNING
               FACE         PRINCIPAL                                                          REALIZED     DEFERRED       PRINCIPAL
CLASS          VALUE         BALANCE            PRINCIPAL        INTEREST        TOTAL           LOSSES     INTEREST        BALANCE
---------------------------------------------------------------------------------------------------------------------------------
IA        132,515,000.00  115,314,039.08   4,698,142.08     623,325.72     5,321,467.80        0.00            0.00   110,615,897.00
IIA1      161,534,000.00  146,519,588.57   4,217,642.80     291,330.43     4,508,973.23        0.00            0.00   142,301,945.77
IIA2        5,077,000.00    4,605,098.32     132,560.16       9,770.50       142,330.66        0.00            0.00     4,472,538.16
IIM1       12,000,000.00   12,000,000.00           0.00      31,860.05        31,860.05        0.00            0.00    12,000,000.00
IIM2        4,154,000.00    4,154,000.00           0.00      13,798.22        13,798.22        0.00            0.00     4,154,000.00
IIB         1,846,133.00    1,846,133.00           0.00       7,609.15         7,609.15        0.00            0.00     1,846,133.00
IB1         3,155,000.00    3,137,262.05       3,052.34      16,958.35        20,010.69        0.00            0.00     3,134,209.71
IB2         1,683,000.00    1,673,537.89       1,628.24       9,046.25        10,674.49        0.00            0.00     1,671,909.65
IB3         1,122,000.00    1,115,691.91       1,085.49       6,030.83         7,116.32        0.00            0.00     1,114,606.42
AR                100.00            0.00           0.00           0.00             0.00        0.00            0.00             0.00
IB4           771,000.00      766,665.30         745.91       4,144.18         4,890.09        0.00            0.00       765,919.39
IB5           491,000.00      488,239.51         475.02       2,639.16         3,114.18        0.00            0.00       487,764.49
IB6           491,413.00      488,650.19         475.42       2,641.38         3,116.80        0.00            0.00       488,174.77
TOTALS    324,839,646.00  292,108,905.82   9,055,807.46   1,019,154.22    10,074,961.68        0.00            0.00   283,053,098.36

IIX       184,611,133.00  170,047,875.56           0.00     776,607.03       776,607.03        0.00            0.00   165,697,672.60
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------



                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA       22540VTR3     870.19612180     35.45366245   4.70381255    40.15747500          834.74245934       IA          6.486555 %
IIA1     22540VTS1     907.05107637     26.10993846   1.80352390    27.91346237          880.94113790       IIA1        2.236880 %
IIA2     22540VUP5     907.05107741     26.10993894   1.92446327    28.03440221          880.94113847       IIA2        2.386880 %
IIM1     22540VTU6   1,000.00000000      0.00000000   2.65500417     2.65500417        1,000.00000000       IIM1        2.986880 %
IIM2     22540VTV4   1,000.00000000      0.00000000   3.32167068     3.32167068        1,000.00000000       IIM2        3.736880 %
IIB      22540VTZ5   1,000.00000000      0.00000000   4.12166946     4.12166946        1,000.00000000       IIB         4.636880 %
IB1      22540VTW2     994.37782884      0.96746117   5.37507132     6.34253249          993.41036767       IB1         6.486555 %
IB2      22540VTX0     994.37783125      0.96746286   5.37507427     6.34253714          993.41036839       IB2         6.486555 %
IB3      22540VTY8     994.37781640      0.96745989   5.37507130     6.34253119          993.41035651       IB3         6.486555 %
AR       22540VUA8       0.00000000      0.00000000   0.00000000     0.00000000            0.00000000       AR          6.486555 %
IB4      22540VUB6     994.37782101      0.96745785   5.37507134     6.34252918          993.41036316       IB4         6.486555 %
IB5      22540VUC4     994.37782077      0.96745418   5.37507128     6.34252546          993.41036660       IB5         6.486555 %
IB6      22540VUD2     994.37782476      0.96745507   5.37507148     6.34252655          993.41036969       IB6         6.486555 %
TOTALS                 899.24031570     27.87777776   3.13740713    31.01518489          871.36253793

IIX      22540VUE0     921.11387215      0.00000000   4.20671829     4.20671829          897.54973011       IIX         0.000000 %
--------------------------------------------------------------------------------------------------------- -------------------------



IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Mark M. Volosov
               JPMorgan Chase Bank - Structured Finance Services
                           450 West 33rd, 14th Floor
                            New York, New York 10001
                              Tel: (212) 946-7172
                              Fax: (212) 946-8302
                         Email: mark.volosov@chase.com

                                                                   Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-

               CSFB Mortgage Pass-Through Certificates, Series  2002-AR2
                        Statement to Certificate Holders
                               August 26, 2002


                   Scheduled Principal Payments (Total)                236,875.58
                                         group 1                       119,654.88
                                         group 2                       117,220.70

                   Principal Prepayments (Total)                     8,818,931.88
                                         group 1                     4,585,949.62
                                         group 2                     4,232,982.26

                   Repurchase Principal (Total)                              0.00
                                         group 1                             0.00
                                         group 2                             0.00

                   Substitution Amounts (Total)                              0.00
                                         group 1                             0.00
                                         group 2                             0.00

                   Net Liquidation Proceeds (Total)                          0.00
                                         group 1                             0.00
                                         group 2                             0.00

                   Other Principal Adjustments (Total)                       0.00
                                         group 1                             0.00
                                         group 2                             0.00

Sec. 4.04(a)(v)    Beginning Number of Loans Outstanding (Total)              888
                                         group 1                              338
                                         group 2                              550

                   Beginning Aggregate Loan Balance (Total)        293,031,962.48
                                         group 1                   122,984,086.92
                                         group 2                   170,047,875.56

                   Ending Number of Loans Outstanding (Total)                 862
                                         group 1                              324
                                         group 2                              538

                   Ending Aggregate Loan Balance (Total)           283,976,155.02
                                         group 1                   118,278,482.42
                                         group 2                   165,697,672.60

Sec. 4.04(a)(vi)   Servicing Fees (Total, including
                              Master Servicing Fees and MIP Fees)       77,930.17
                                         group 1                     40,361.78
                                         group 2                     37,568.39

                   Trustee Fee (Total)                                  610.48
                                         group 1                        256.22
                                         group 2                        354.27
Sec. 4.04(a)(viii) Current Advances (Total)                                N/A
                                         group 1                           N/A
                                         group 2                           N/A

                   Aggregate Advances (Total)                              N/A
                                         group 1                           N/A
                                         group 2                           N/A


Section 4.04(a)(ix) Delinquent Mortgage Loans

                      Group 1
                                                                Principal
                     Category              Number                Balance               Percentage
                     1 Month                         5             3,002,845.57                  2.54 %
                     2 Month                         1                36,511.22                  0.03 %
                     3 Month                         2             1,355,008.43                  1.15 %
                     Total                           8             4,394,365.22                  3.72 %

                      Group 2
                                                                Principal
                     Category              Number                Balance               Percentage
                     1 Month                         8             2,730,827.53                  1.65 %
                     2 Month                         7             2,332,555.25                  1.41 %
                     3 Month                        17             6,018,574.77                  3.63 %
                      Total                         32            11,081,957.55                  6.69 %

                      Group Totals
                                                                Principal
                     Category              Number                Balance               Percentage
                     1 Month                        13             5,733,673.10                  2.02 %
                     2 Month                         8             2,369,066.47                  0.83 %
                     3 Month                        19             7,373,583.20                  2.60 %
                      Total                         40            15,476,322.77                  5.45 %

                * Delinquent Bankruptcies are included in the table above.

                   Bankruptcies
                                          Group 1
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00 %
                                          Group 2
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00 %
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00 %
                                         * Only Current Bankruptcies are reflected in the table above.

                   Foreclosures
                                          Group 1
                                                               Principal
                                          Number               Balance                Percentage
                                                    0                    0.00                  0.00 %
                                          Group 2
                                                               Principal
                                          Number               Balance                Percentage
                                                    2              632,090.02                  0.38 %
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                                    2              632,090.02                  0.22 %

Section 4.04(a)(xi)    REO Properties

                                       Group 1
                                                            Principal
                                       Number               Balance                Percentage
                                                 0                    0.00                  0.00 %
                                       Group 2
                                                            Principal
                                       Number               Balance                Percentage
                                                 0                    0.00                  0.00 %
                                      Group Totals
                                                            Principal
                                       Number               Balance                Percentage
                                                 0                    0.00                  0.00 %

Section 4.04(a)(xii)           Current Realized Losses (Total)           0.00
                                                     group 1             0.00
                                                     group 2             0.00
                               Cumulative Realized Losses (Total)        0.00
                                                     group 1             0.00
                                                     group 2             0.00

Section 4.04(a)(xiii)          Weighted Average Term to Maturity
                                                     Group 1              347

                                                     Group 2              351

PMI Claims                     Number of claims submitted under the TGIC PMI Policy                    0
                               Total amount of claims submitted under the TGIC PMI Policy           0.00
                               Number of claims paid under the TGIC PMI Policy                         0
                               Total amount of claims paid under the TGIC PMI Policy                0.00

Section 4.04(a)(x)             Rolling 3 Month Delinquency Rate                                4.18928 %

Group 2 O/C Reporting          Targeted Overcollateralization Amount                          923,055.67
                               Ending Overcollateralization Amount                            923,055.66
                               Ending Overcollateralization Deficiency                              0.00
                               Group I Excess Interest Amount                                   5,124.34
                               Overcollateralization Release Amount                                 0.01
                               Monthly Excess Interest                                        776,607.03
                               Payment to Class II-X                                          776,607.03
